Distribution of Profits	6 Months Ended
Jun. 30, 2026
Distribution of Profits [Abstract]
Distribution of Profits

(17) Distribution of Profits

As stipulated by the relevant PRC laws and regulations applicable to China’s foreign investment enterprise, the Group’s subsidiaries in the PRC are required to maintain non-distributable reserves which include a statutory surplus reserve as of December 31, 2025 and June 30, 2026. Appropriations to the statutory surplus reserve are required to be made at not less than 10% of individual company’s net profit as reported in the PRC statutory financial statements of the Company’s subsidiaries. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the registered capital of respective subsidiaries.

The statutory surplus reserve is used to offset future losses. These reserves represent appropriations of retained earnings determined according to PRC law and may not be distributed. The accumulated amounts contributed to the statutory reserves were RMB343,026 and RMB343,026 as of December 31, 2025 and June 30, 2026, respectively.

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts of restricted net assets include paid in capital and statutory surplus reserve of the Company’s PRC subsidiaries, totaling  RMB1,244,719 and RMB1,244,719 as of December 31, 2025 and June 30, 2026, respectively, which were not eligible to be distributed.